UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported)         August 22, 2001

TELLABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

4951 Indiana Avenue, Lisle, Illinois	60532
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (630) 378-8800

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

Work Force Reduction

On August 22, 2001, Tellabs, Inc. announced its plans to reduce its work force by 1,000 people in order to align its expenses with the reduced spending by major communications carriers. Further details are contained in the press release of Tellabs, Inc., dated August 22, 2001, attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Exhibits.

   (c) Exhibits
     Exhibit 99 - Press Release of Tellabs, Inc., dated August 22, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       TELLABS, INC.
                      (Registrant)

                             /s James A. Dite
                         James A. Dite
                                                 Vice President and Controller
                                                   (Principal Accounting Officer)

August 22, 2001
(Date)

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release of Tellabs, Inc., dated August 22, 2001.